UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

AFFYMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip code)

(408) 731-5000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2014, Affymetrix, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of the Company’s common stock, $0.01 par value per share, from time to time through Cantor Fitzgerald, as the Company’s sales agent for the offer and sale of the shares. Sales of the shares, if any, are to be made under the Company’s shelf registration statement filed on Form S-3 (File No. 333-181781) with the Securities and Exchange Commission and declared effective on June 14, 2012, for an aggregate offering price of up to $50 million. Such sales, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices or as otherwise agreed with Cantor Fitzgerald. The Company may also agree to sell shares to Cantor Fitzgerald, as principal, for its own account, on terms agreed to by the Company and Cantor Fitzgerald.

Cantor Fitzgerald and its affiliates may in the future provide, investment banking, commercial banking and other financial services for us in the ordinary course of business, for which they will receive customary compensation. Cantor Fitzgerald and its affiliates may also have counterparty trading relationships with us.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. The Agreement is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

A copy of the opinion of Davis Polk & Wardwell LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Section 9 –Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated as of November 18, 2014, between Affymetrix, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

Date: November 18, 2014	By:	/s/ Gavin Wood
		Name:	Gavin H. J. Wood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement, dated as of November 18, 2014, between Affymetrix, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 1.1)